UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The NASDAQ Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2025, Stran & Company, Inc. (the “Company”) held its Combined 2024 and 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were presented and voted upon: (1) To elect the six (6) director nominees named in the Company’s proxy statement to hold office until the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), and (2) to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. At the close of business on the record date for the Annual Meeting, which was May 27, 2025, there were 18,608,408 shares of the Company’s common stock outstanding and entitled to be voted at the Annual Meeting. Each share of common stock was entitled to one vote per share. A total of 12,187,314 shares of common stock, representing approximately 65.49% of the shares of common stock outstanding and entitled to vote were represented in person or by proxy at the Annual Meeting, and constituted a quorum to conduct business at the Annual Meeting.

The Annual Meeting voting results for each of the two proposals were as follows:

(1) Proposal One: To elect the six (6) director nominees named in the Company’s proxy statement to hold office until the 2026 Annual Meeting. The stockholders elected each of the following nominees as a director to hold office until the 2026 Annual Meeting, based on the following votes:

Nominee	For	Withheld
Mark Charles Adams	12,125,368	61,946
Alan Chippindale	11,588,370	598,944
Sarah L. Cummins	12,124,333	62,981
Brian M. Posner	12,125,368	61,946
Andrew Shape	11,699,259	488,055
Andrew Stranberg	10,161,147	2,026,167

There were no abstentions, against votes, or broker non-votes with respect to this proposal.

(2) Proposal Two: To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025. Stockholders approved the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, based on the following votes:

For	Against	Abstain
12,158,472	1,812	27,030

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2025	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

2